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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 31, 2005


                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2005-7
                  Mortgage-Backed Certificates, Series 2005-7


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                        333-125593                13-3291626
----------------------------           -------------         -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                                10036
------------------------                                          ----------
 (Address of Principal                                            (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 296-7000
                                                   ----- --------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.    Other Events.

      On October 31, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-7. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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

Section 9     Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

         Not applicable.

(b)   Pro forma financial information:

         Not applicable.

(c)   Exhibits:

Exhibit No.   Description

      99.1. Pooling and Servicing Agreement, dated as of October 1, 2005, by and among the Company, Master Servicer, Securities Administrator and the Trustee.



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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY CAPITAL I INC.



                                        By: /s/ Valerie Kay
                                            ------------------------------------
                                            Valerie Kay
                                            Executive Director



Dated:  January 13, 2006



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

                                 Exhibit Index



Exhibit                                                                    Page

99.1.         Pooling and Servicing Agreement,
              dated as of October 1, 2005, by and
              among, the Company, Master Servicer,
              Securities Administrator and the
              Trustee.                                                        6



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